LiveWell Freedom Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated January 3, 2019

to the Prospectus Dated May 1, 2018

This Supplement describes an important change that will be made to the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

This Supplement will alter the Prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Fidelity® VIP Index 500 Service 2 investment option will be available as of February 1, 2019.

On page two of the Prospectus, under Separate Account Investment Options, the following investment option will be available as of February 1, 2019:

Equity
1. Fidelity® VIP Index 500 Service 2

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS the following investment option will available as of February 1, 2019:

Portfolio	Investment Objective	Investment Adviser
Fidelity® Variable Insurance Products
Fidelity® VIP Index 500 Service 2	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company (FMR); Geode Capital Management, LLC (Geode) and

FMR Co., Inc. (FMRC) serve as sub-advisers

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this Supplement for future reference.